CSFB 05-7

Group 10

Pay rules

1.

Pay according to the aggregate PAC A as follows:

a.

Pay sequentially as follows

i.

Pay according to the PAC B schedule to the 10P1 until retired

ii.

Pay pro-rata to the 10C1-10C8 until retired

iii.

Pay disregarding the PAC B schedule to the 10P1 until retired

b.

Pay the 10P2 until retired

c.

Pay the 10P3 until retired

2.

Pay to the 10C1 until retired

3.

Pay disregarding the aggregate PAC A as follows:

a.

Pay sequentially as follows

i.

Pay according to the PAC B schedule to the 10P1 until retired

ii.

Pay pro-rata to the 10C1-10C8 until retired

iii.

Pay disregarding the PAC B schedule to the 10P1 until retired

b.

Pay the 10P2 until retired

c.

Pay the 10P3 until retired

Notes

Pxing Speed = 300 psa

Settlement = 7/29/05